Exhibit 10.1



                                              as of May 31, 1999
Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, New Jersey 07890-1000

     Re: Letter Loan Agreement dated June 30,1997 as heretofore modified an extended (the "Loan Agreement")

Gentlemen:

     This is to confirm our approval of your request for an extension through July 31,2000 of the expiration date of the $25,000,000.00 Revolving Line of Credit provided for in the Loan Agreement. Accordingly, we have agreed to modify the definition of Revolving Maturity Date to provide that July 31, 2000 is the Revolving Maturity Date. Our approval is subject to your agreement that paragraph 4 of the Loan Agreement be modified, and by your execution hereof you agree it is so modified, to read as follows:

     4. Interest Rate. Principal on each outstanding Revolving Loan shall bear interest as selected by the applicable Borrower at a floating rate equal to the Adjusted Libor Rate plus 60 basis points per annum. Revolving Loans may be made for interest periods of 1 or 3 months, the foregoing interest periods shall be acceptable to the Bank and adjusted for month-end, weekend and holiday periods. An interest period shall commence on the first day of each month and end one (1) or three (3) months thereafter as selected by the Borrower. All borrowings hereunder during each interest periods shall be at the Adjusted Libor Rate as determined at the beginning of the Interest Period, plus 60 basis point. Interest on each Revolving Loan shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Interest shall be payable monthly in arrears on the first day of each month. All accrued and unpaid interest on all Revolving Loans shall be due and payable on the same day when principal is payable, whether upon acceleration following an Event of Default as defined herein or on the Revolving Maturity Date. Revolving Loans may be prepaid without penalty. Revolving Loans which are repaid may be reborrowed subject to the terms hereof.

     Our approval shall not constitute a waiver of any Events of Default, if any so exist, or any future violation of any provisions of the Loan Agreement or any other Loan Documents.

     Capitalized terms not defined herein but in the Loan Agreement shall have the same meaning ascribed to such terms in the Loan Agreement. Your execution shall also act as your representation that the execution of this letter agreement has been authorized by all required corporate action, that this letter agreement constitutes the valid and binding obligation of the Borrower, is enforceable in accordance with its terms, that no Event of Default exists and that no material adverse change of the Borrower has occurred.

     Except as herein set forth, the Loan Agreement and all other Loan Documents shall remain in force and effect. Our agreement as aforesaid is subject to your written agreement with the terms hereof by signing and returning a copy hereof where so indicated below, along with the enclosed replacement revolving credit master promissory notes, where so indicated below.

Summit Bank
                           By: /s/ Richard P. Neale
                                     ------------------------
                               Name: Richard P. Neale
                               Title:VP & Manager
Agreed to:


Selective Insurance Company of America

By: /s/ David B. Merclean
     -------------------------
    Name: David B. Merclean
    Title: Sr. VP & CFO

Selective Insurance Company of America

By: /s/ Robert P. Rank
     ---------------------
    Name: Robert P. Rank
    Title: Sr. VP & CIO

Selective Insurance Group, Inc.

By: /s/ David B. Merclean
     --------------------------
    Name: David B. Merclean
    Title: Sr. VP & CFO

Selective Insurance Group, Inc.

By: /s/ Robert P. Rank
     -------------------------
    Name: Robert P. Rank
    Title: Sr. VP & CIO



                          REPLACEMENT
                    REVOLVING CREDIT MASTER
                        PROMISSORY NOTE

$25,000,000.00                            Cranford, New Jersey
                                            as of May 31, 1999

          FOR VALUE RECEIVED, the undersigned SELECTIVE INSURANCE COMPANY OF AMERICA (the "Borrower") promises to pay to the order of SUMMIT BANK (herein called "Bank") at 750 Walnut Street, Cranford, NJ 07016, such sum up to Twenty Five Million and 00/100 Dollars ($25,000,000.00), together with interest as hereinafter provided, as may be outstanding on loans by Bank to Borrower under a letter agreement referred to below. The principal amount owing hereunder shall be paid to the Bank on July 31, 2000 (the "Maturity Date") or as may otherwise be provided for in the letter agreement.
          Interest on portions of the daily unpaid principal amount from time to time outstanding hereunder shall be payable monthly on the first day of each month during the term hereof and on the Maturity Date, at a fluctuating interest rate per annum of the Adjusted Libor Rate plus sixty (60) basis points if, in accordance with the terms of the Loan Agreement, interest on such portion is calculated based on the Adjusted Libor Rate.
          This Note is issued in accordance with that certain letter agreement dated June 30, 1997 between Borrower, Selective Insurance Group, Inc. and Bank (said letter agreement as amended or modified from time to time the "Letter Agreement"). Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement. All the terms and conditions of the Letter Agreement are incorporated herein as though fully set forth and the Borrower acknowledges the reading and execution of said Letter Agreement.
          In addition to all remedies provided by law upon default on payment of this Note or any installment thereof, or upon an Event or Default under the terms of the Letter Agreement or of any obligation heretofore or hereafter incurred by the Borrower to Bank, Bank may, at its option:
          (1) Declare this note and all other loans and Obligations owing Bank from the Borrower to be forthwith due and payable.
          (2) Collect interest on the principal balance owing hereon at a rate of two (2%) in excess of the rate provided for above, and if this Note is referred to an attorney for collection, collect reasonable attorneys' fees;





                              -1-
          (3) Set off the amount owing hereunder against any money owed by Bank in any capacity to the Borrower, whether due or not, and Bank shall be deemed to have exercised such right of set off, and to have made a charge against any such money immediately upon the occurrence of any default, even though the actual book entries may be made at some time subsequent thereto; and

          (4) Exercise any and all remedies provided for in the Letter Agreement or otherwise available by applicable law.
          Bank shall not, by any act, delay, omission or otherwise be deemed to have waived any of its right or remedies hereunder shall valid against Bank unless in writing, signed by a duly authorized officer of Bank, and then only to the extent therein set forth. The waiver by Bank of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have had on any future occasion.
          If any payment required hereunder is not paid within 15 days of the date due, the Borrower shall pay to Bank a late fee of 5% of the past due amount.
          The Borrower shall have the right to make prepayment of this Note, in whole or in part, without premium or penalty. The Borrower hereby waives presentment for payment, protest and notice of protest for nonpayment of this notice.
          This note replaces that certain Revolving Credit Master Promissory Note of Borrower to Bank in the principal sum of $25,000,000.00 dated June 30, 1997 and is not intended to be a novation of said not or the loans evidenced thereby.
          BORROWER WAIVES TRIAL BY JURY IN ANY ACTION UNDER RELATING TO THIS NOTE AND THE LOANS EVIDENCED HEREBY.

                          SELECTIVE INSURANCE COMPANY OF AMERICA



                                   By: /s/ David B. Merclean
                                       ---------------------
                                       name: David B. Merclean
                                       title: Sr. VP & CFO


                          SELECTIVE INSURANCE COMPANY OF AMERICA



                                   By: /s/ Robert P. Rank
                                      -------------------
                                      name: Robert P. Rank
                                      title: Sr. VP & CIO

                              -2-
                          REPLACEMENT
                    REVOLVING CREDIT MASTER
                        PROMISSORY NOTE

$25,000,000.00                            Cranford, New Jersey
                                            as of May 31, 1999

          FOR VALUE RECEIVED, the undersigned SELECTIVE INSURANCE GROUP, INC. (the "Borrower") promises to pay to the order of SUMMIT BANK (herein called "Bank") at 750 Walnut Street, Cranford, NJ 07016, such sum up to Twenty Five Million and 00/100 Dollars ($25,000,000.00), together with interest as hereinafter provided, as may be outstanding on loans by Bank to Borrower under a letter agreement referred to below. The principal amount owing hereunder shall be paid to the Bank on July 31, 2000 (the "Maturity Date") or as may otherwise be provided for in the letter agreement.
          Interest on portions of the daily unpaid principal amount from time to time outstanding hereunder shall be payable monthly on the first day of each month during the term hereof and on the Maturity Date, at a fluctuating interest rate per annum of the Adjusted Libor Rate plus sixty (60) basis points if, in accordance with the terms of the Loan Agreement, interest on such portion is calculated based on the Adjusted Libor Rate.
          This Note is issued in accordance with that certain letter agreement dated June 30, 1997 between Borrower, Selective Insurance Group, Inc. and Bank (said letter agreement as amended or modified from time to time the "Letter Agreement"). Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement. All the terms and conditions of the Letter Agreement are incorporated herein as though fully set forth and the Borrower acknowledges the reading and execution of said Letter Agreement.
          In addition to all remedies provided by law upon default on payment of this Note or any installment thereof, or upon an Event or Default under the terms of the Letter Agreement or of any obligation heretofore or hereafter incurred by the Borrower to Bank, Bank may, at its option:
          (1) Declare this note and all other loans and Obligations owing Bank from the Borrower to be forthwith due and payable.
          (2) Collect interest on the principal balance owing hereon at a rate of two (2%) in excess of the rate provided for above, and if this Note is referred to an attorney for collection, collect reasonable attorneys' fees;





                              -1-
          (3) Set off the amount owing hereunder against any money owed by Bank in any capacity to the Borrower, whether due or not, and Bank shall be deemed to have exercised such right of set off, and to have made a charge against any such money immediately upon the occurrence of any default, even though the actual book entries may be made at some time subsequent thereto; and

          (4) Exercise any and all remedies provided for in the Letter Agreement or otherwise available by applicable law.
          Bank shall not, by any act, delay, omission or otherwise be deemed to have waived any of its right or remedies hereunder shall valid against Bank unless in writing, signed by a duly authorized officer of Bank, and then only to the extent therein set forth. The waiver by Bank of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have had on any future occasion.
          If any payment required hereunder is not paid within 15 days of the date due, the Borrower shall pay to Bank a late fee of 5% of the past due amount.
          The Borrower shall have the right to make prepayment of this Note, in whole or in part, without premium or penalty. The Borrower hereby waives presentment for payment, protest and notice of protest for nonpayment of this notice.
          This note replaces that certain Revolving Credit Master Promissory Note of Borrower to Bank in the principal sum of $25,000,000.00 dated June 30, 1997 and is not intended to be a novation of said not or the loans evidenced thereby.
          BORROWER WAIVES TRIAL BY JURY IN ANY ACTION UNDER RELATING TO THIS NOTE AND THE LOANS EVIDENCED HEREBY.

                          SELECTIVE INSURANCE COMPANY OF AMERICA



                                   By: /s/ David B. Merclean
                                       ---------------------
                                       name: David B. Merclean
                                       title: Sr. VP & CFO


                          SELECTIVE INSURANCE COMPANY OF AMERICA



                                   By: /s/ Robert P. Rank
                                      -------------------
                                      name: Robert P. Rank
                                      title: Sr. VP & CIO

                               -2-